Intangible assets	12 Months Ended
Dec. 31, 2024
Intangible assets
Intangible assets

16 Intangible assets

Intangible assets, such as internally generated software and goodwill generated on business combinations, are not physical in nature. This note presents the cost of the assets, which is the amount NatWest Group initially paid or incurred, additions and disposals during the year, and any amortisation or impairment. Amortisation is a charge that reflects the usage of the asset and impairment is a reduction in value arising from specific events identified during the year.

For accounting policy information refer to Accounting policies 3.4 and 3.5.

	2024			2023
	Goodwill	Other (1)	Total	Goodwill	Other (1)	Total
Cost	£m	£m	£m	£m	£m	£m
At 1 January	10,090	4,447	14,537	9,931	3,763	13,694
Currency translation and other adjustments	(4)	(65)	(69)	—	—	—
Acquisitions of companies and businesses	—	—	—	159	37	196
Additions	—	614	614	—	762	762
Disposals and write-off of fully amortised assets	—	(214)	(214)	—	(115)	(115)
At 31 December	10,086	4,782	14,868	10,090	4,447	14,537

Accumulated amortisation and impairment
At 1 January	4,410	2,513	6,923	4,409	2,169	6,578
Currency translation and other adjustments	—	(24)	(24)	—	—	—
Disposals and write-off of fully amortised assets	—	(201)	(201)	—	(116)	(116)
Impairment of intangible assets	1	20	21	1	22	23
Amortisation charge for the year	—	561	561	—	438	438
At 31 December	4,411	2,869	7,280	4,410	2,513	6,923
Net book value at 31 December	5,675	1,913	7,588	5,680	1,934	7,614

(1)	Principally consists of internally generated software.

Intangible assets and goodwill are reviewed for indicators of impairment. Intangible assets were impaired by £21 million in 2024 (2023 – £23 million).

NatWest Group’s goodwill acquired in business combinations is reviewed for impairment annually at 31 December by cash-generating unit (CGU): 2024 - Retail Banking £2,607 million (2023 - £2,607 million), Ring-Fenced Bank Commercial & Institutional £2,604 million (2023 - £2,605 million), Other £464 million (2023 - £468 million). Our CGUs represent the smallest group of assets to which we have allocated goodwill and reflect the lowest level at which we monitor goodwill post acquisition. Analysis by reportable segment is in Note 4 Segmental analysis.

Impairment testing involves the comparison of the carrying value of each CGU with its recoverable amount. The carrying values of the segments reflect the equity allocations made by management, which are consistent with NatWest Group’s capital targets.

Recoverable amount is the higher of fair value less costs of disposal and value in use. Fair value is the price that would be received to sell an asset in an orderly transaction between market participants. Value in use is the present value of expected future cash flows from the CGU.

The recoverable amounts for all CGUs at 31 December 2024 were based on value in use, using management's latest five-year revenue and cost forecasts. These are discounted cash flow projections over five years. The forecast is then extrapolated in perpetuity using a long-term growth rate to compute a terminal value, which comprises the majority of the value in use. The long-term growth rates have been based on expected growth of the CGUs (2023 and 2024 – 1.4%). The 2024 pre-tax risk discount rates are based on those observed to be applied to businesses regarded as peers of the CGUs: Retail Banking and Ring-Fenced Bank Commercial & Institutional and Private Banking – 16% (2023 – 16%), Cushon – 15.3% (2023 – 15.3%) and RBS International 14.6% (2023 – 14.6%).